CONSOLIDATED STATEMENTS OF OPERATIONS	11 Months Ended
Dec. 02, 2021 USD ($) $ / shares shares
General and administrative expenses	$ 22,747,817
OPERATING LOSS	(22,747,817)
Other income (expense):
Interest income	24
Interest earned on marketable securities held in Trust Account	17,136
Change in fair value of warrant liabilities	(2,074,467)
TOTAL OTHER INCOME (EXPENSE)	2,057,307
NET LOSS ATTRIBUTABLE TO CONTROLLING INTERESTS	(24,805,124)
Common Class A
Other income (expense):
NET LOSS ATTRIBUTABLE TO CONTROLLING INTERESTS	$ (24,805,124)
Weighted Average Class A Common Shares Outstanding - Basic | shares	29,692,013
Diluted weighted average shares outstanding | shares	29,692,013
Basic net loss per share | $ / shares	$ (0.84)
Diluted net loss per share | $ / shares	$ (0.84)